                                                                    Exhibit 99.1
                                                                    ------------

                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2000                 VENROCK ASSOCIATES


                                       By:  /s/ Ted H. McCourtney
                                            ------------------------------
                                            Ted H. McCourtney
                                            General Partner


February 14, 2000                 VENROCK ASSOCIATES II, L.P.


                                       By:  /s/ Ted H. McCourtney
                                            ------------------------------
                                            Ted H. McCourtney
                                            General Partner


February 14, 2000                 GENERAL PARTNERS


                                       /s/  Anthony B. Evnin
                                       -----------------------------------
                                       Anthony B. Evnin

                                       /s/  David R. Hathaway
                                       -----------------------------------
                                       David R. Hathaway

                                       /s/  Patrick F. Latterell
                                       -----------------------------------
                                       Patrick F. Latterell

                                       /s/  Ted H. McCourtney
                                       -----------------------------------
                                       Ted H. McCourtney

                                       /s/  Ray A. Rothrock
                                       -----------------------------------
                                       Ray A. Rothrock

                                       /s/  Kimberley A. Rummelsburg
                                       -----------------------------------
                                       Kimberley A. Rummelsburg

                                       /s/  Anthony Sun
                                       -----------------------------------
                                       Anthony Sun

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